SUPPLEMENT DATED MAY 2, 2011
TO

PROSPECTUSES DATED APRIL 11, 2006, AS SUPPLEMENTED DECEMBER 29, 2006,
AND PROSPECTUSES DATED MAY 1, 2006
FOR SUN LIFE FINANCIAL MASTERS IV AND SUN LIFE FINANCIAL MASTERS VII

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

This supplement contains information about the Columbia Funds available under your Contract.

Effective immediately, the names of the following Columbia Funds have been changed from:

Old Name	to	New Name
Columbia Marsico 21st Century Fund, Variable Series, Class B		Columbia Variable Portfolio – Marsico 21st Century Fund, Class 2
Columbia Marsico Growth Fund, Variable Series, Class B		Columbia Variable Portfolio – Marsico Growth Fund, Class 2
Columbia Marsico International Opportunities Fund, Variable Series, Class B		Columbia Variable Portfolio – Marsico International Opportunities Fund, Class 2

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Masters IV, Masters VII (US) 5/2011